UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ____________________________


                                    FORM 8-K

                          ____________________________


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 29, 2004

                                   CLARK, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     001-31256                 52-2103926
(State or other jurisdiction    (Commission file number)      ( I.R.S. employer
     of incorporation)                                       identification no.)

     102 SOUTH WYNSTONE PARK DRIVE
       NORTH BARRINGTON, ILLINOIS                                   60010
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (847) 304-5800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]   Written communications pursuant to Rule 425 under the
                Securities Act (17 CFR 230.425)

         [  ]   Soliciting material pursuant to Rule 14a-12 under the
                Exchange Act (17 CFR 240.14a-12)

         [  ]   Pre-commencement communications pursuant to Rule 14d-2(b)
                under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]   Pre-commencement communications pursuant to Rule 13e-4(c)
                under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
           OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On December 3, 2004, Clark, Inc. (the "Company") issued a press release announcing that Bill Archer had submitted his resignation from the Company's Board of Directors on November 29, 2004. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     Exhibit Number           Description
     --------------           -----------

       99.1                   Press release dated December 3, 2004


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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CLARK, INC.


Date:  December 3, 2004                       By:  /s/ Jeffrey W. Lemajeur
                                                 -------------------------------
                                                   Jeffrey W. Lemajeur
                                                   Chief Financial Officer


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------

 99.1       Press release dated December 3, 2004.




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